UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2015

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Amendment No. 3 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K/A filed by TRI Pointe Homes, Inc. (the “Company”) on November 13, 2014 to include updated Item 9.01(b) Pro Forma Financial Information.

Item 9.01	Financial Statements and Exhibits.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2014, and the accompanying notes thereto, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information.

Forward-Looking Statements

Except for the historical information contained in this Amendment, the matters set forth in this Amendment, including statements regarding the Company’s plans with respect to building and selling homes, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the risks and uncertainties associated with TRI Pointe’s ability to integrate WRECO successfully and to achieve anticipated synergies; the risk that disruptions from the transaction will harm TRI Pointe’s businesses; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, the strength of the U.S. dollar, adverse weather, regulatory approvals, labor shortages and other risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other documents subsequently filed with or furnished to the Securities and Exchange Commission. However, it is not possible to predict or identify all such risks and uncertainties. Consequently, while the foregoing list is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Amendment. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2015

TRI Pointe Homes, Inc.

By	/s/ Bradley W. Blank
Bradley W. Blank Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information.

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